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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 16, 2002
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                          Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




         Delaware                     000-26408                 13-3136104
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State of Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)               File Number           Identification No.)




1157 Shrewsbury Avenue, Shrewsbury, New Jersey                     07702
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   (Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  (732) 389-8950
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Item 4.  Change in Registrant's Certifying Accountant

Effective April 16, 2002, Programmer's Paradise, Inc. elected to change its certifying accountant and states the following:

     (i) Ernst & Young LLP ("Ernst & Young") was dismissed by Programmer's Paradise, Inc., effective April 16, 2002.

     (ii) Ernst & Young issued unqualified opinions on Programmer's Paradise, Inc.'s financial statements for the prior two audit periods.

     (iii) The decision to change accountants was recommended by the Audit Committee of the board of directors and approved by the board of directors.

     (iv) In connection with the audits of the Company's financial statements for the two years ended December 31, 2001, there were no disagreements with Ernst & Young, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which, if not resolved to Ernst & Young's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The Company has requested Ernst & Young to furnish it a letter addressed to the Commission whether it agrees with the above statements. A copy of that letter, dated April 19, 2002 is filed as
           Exhibit 16 to this 8-K.

Further, based on a recommendation from the Audit Committee, the board of directors approved Amper, Politziner & Mattia P.A. as Programmer's Paradise, Inc.'s successor certifying accountant, effective April 17, 2002.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

     (c)  Exhibits

          16. Letter from Ernst & Young



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROGRAMMER'S PARADISE, INC.

Dated:  April 19, 2002               By:   /s/ Simon F. Nynens
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                                           Simon F. Nynens
                                           Chief Financial Officer


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                               Index to Exhibits
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Exhibit No.       Description
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16                Letter from Ernst & Young